OPPENHEIMER MID CAP VALUE FUND Class Y Share Certificate (8-1/2" x 11")


I.    FRONT OF  CERTIFICATE  (All text and
      ---------------------
other matter lies within 8-1/4"
      x 10-3/4" decorative  border,  5/16"
wide)

            (upper left  corner,  box with
heading: NUMBER [of shares]

            (upper  right  corner)  [share
certificate no.] XX-000000

            (upper  right  box,   CLASS  Y
SHARES below cert. no.)

            (centered below boxes)
                  Oppenheimer    Mid   Cap
Value Fund

            A    Massachusetts    Business
Trust

(at left)  THIS IS TO CERTIFY THAT
(at right) SEE REVERSE FOR
                                             CERTAIN DEFINITIONS

                                          (box with number) CUSIP
(at left)  is the owner of

(centered)  FULLY PAID CLASS Y SHARES OF
BENEFICIAL INTEREST, par value $.001 per share

      OPPENHEIMER MID CAP VALUE FUND

      (hereinafter called the "Fund"), transferable only on the books of the Fund by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.

      WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

(at left of seal)       Dated:
(at right of seal)

(signature)
(signature)

Brian W. Wixted
Bridget A. Macaskill
-----------------------
-------------------
Treasurer
President

           (centered at bottom)
      1-1/2" diameter facsimile seal
                                   with legend

      OPPENHEIMER MID CAP VALUE FUND
                                      SEAL
                   2001
      COMMONWEALTH OF MASSACHUSETTS


(at lower right, printed vertically)
Countersigned

OppenheimerFunds Services
                                                                              [A
Division Of OppenheimerFunds, Inc.]

Denver (CO) Transfer Agent

                                                                              By
----------------------------
                                                            Authorized Signature


II.   BACK  OF  CERTIFICATE   (text  reads
      ---------------------
from top to bottom of 11" dimension)

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common TEN ENT - as tenants by the entirety JT TEN WROS NOT TC - as joint tenants with rights of survivorship and not as tenants in common

UNIF     GIFT/TRANSFER     MIN    ACT    -
__________________               Custodian
---------------
                                    (Cust)
(Minor)

                              UNDER
UGMA/UTMA ___________________
                                                      (State)


Additional abbreviations may also be used though not on above list.

For   Value   Received    ................
hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)



(Please print or type name and address of assignee)

________________________________________________Class  Y  Shares  of  beneficial interest represented by the within certificate, and do hereby irrevocably constitute and appoint ___________________________ Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                              Signed:
--------------------------


-----------------------------------
                                                                           (Both
must sign if joint owners)


Signature(s) __________________________

guaranteed  Name of Guarantor
                                    by:
   -----------------------------
                                                                    Signature of

Officer/Title

(text printed           NOTICE: The
signature(s) to this assignment must
correspond
vertically to right     correspond    with
the  name(s) as  written  upon the face of
the
of above paragraph      certificate     in
every particular without alteration or enlargement
                  or any change whatever.

(text printed in Signatures must be guaranteed by a financial box to left of institution of the type described in the current signature(s) prospectus of the Fund.


PLEASE NOTE: This document contains a watermark
OppenheimerFunds

when viewed at an angle. It is invalid without this
"four hands"
watermark:
logotype




                   THIS SPACE MUST NOT BE COVERED IN ANY WAY